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                     MASTER SERVICER'S CERTIFICATE
                   (Delivered pursuant to Section 4.9
              of the Master Sale and Servicing Agreement)


                     HOUSEHOLD FINANCE CORPORATION,
                              Master Servicer
                 HOUSEHOLD AUTO RECEIVABLES CORPORATION

                     HOUSEHOLD AUTOMOTIVE TRUST III
                      Class A Notes, Series 1999-1


1.   This Certificate relates to the Distribution Date occurring on        March 17, 2000

2.  Series 1999-1 Information
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(a)  The amount of Collected Funds with respect to the Collection Period   $34,589,777.83
was equal to
        (i) The Gross Cash Yield                                               18.716353%
(b)  The amount of Available Funds with respect to the Collection Period   $34,604,724.06
was equal to

(c)  The  Liquidated Receivables for the Collection Period was equal to     $9,546,059.57

(d)  Net Liquidation Proceeds for the Collection Period was equal to        $4,425,165.03
        (i) The annualized net default rate                                    8.0243059%

(e)  The principal balance of Series 1999-1 Receivables at the beginning
        of the Collection Period was equal to                             $779,636,096.29

(f)  The principal balance of Series 1999-1 Receivables on the last day
        of the Collection Period was equal to                             $751,978,852.88

(g)  The aggregate outstanding  balance of the Series 1999-1 Receivables which were one
        payment (1-29 days) delinquent as of the close of business on the last day of the
        Collection Period with respect to such Distribution Date was       $30,957,000.00
equal to

(h)  The aggregate outstanding  balance of the Series 1999-1 Receivables which were two
        payments (30-59 days) delinquent as of the close of business on the last day of the
        Collection Period with respect to such Distribution Date was        $9,974,000.00
equal to

(i)  The aggregate outstanding  balance of the Series 1999-1 Receivables which were three or
        more payments (60+ days) delinquent as of the close of business on the last day of the
        Collection Period with respect to such Distribution Date was        $8,071,000.00
equal to

(j)  The Base Servicing Fee paid on the Distribution Date was equal to      $1,949,090.24

(k)  The Principal Distributable Amount for the Distribution Date was      $18,115,494.43
equal to

(l)  The Principal Amount Available for the Distribution Date was equal    $31,856,438.04
to

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(m)  The Aggregate Note Principal Balance was equal to                    $510,661,643.07

(n)  The Aggregate Optimal Note Principal Balance was equal to            $492,546,148.64

(o)  The Targeted Credit Enhancement Amount was equal to                  $281,992,069.83

(p)  The Targeted Credit Enhancement Amount as a percentage of the Pool
       Balance on the Distribution Date was equal to                          37.5000000%

(q)  The Targeted Reserve Account Balance was equal to                     $22,559,365.59

(r)  The Reserve Account Deposit Amount for the Distribution Date                   $0.00

(s)  The Maximum Reserve Account Deposit Amount for the Distribution        $4,199,194.63
Date

(t)  The Reserve Account Shortfall for the Distribution Date                        $0.00

(u)  The amount on deposit in the Reserve Account after distributions      $22,559,365.59
was equal to

(v)  The amount on deposit in the Reserve Account as a percentage of the
Pool
       Balance on the Distribution Date was equal to                           3.0000000%

(w)  The Targeted Overcollateralization Amount was equal to               $259,432,704.24

(x)   The ending overcollateralization was equal to                       $259,432,704.24

(y)  The ending overcollateralization as a percentage of the Pool
Balance on the
       Distribution Date was equal to                                         34.5000000%

(z)  The Weighed Average Coupon (WAC) was equal to                            19.5010000%

(aa)  The Weighed Average Remaining Maturity (WAM) was equal to
                                                                                       50

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3.  Noteholder Information
(a) Class A-1
A.   Information Regarding Distributions
   1.   Total Distribution per $1,000                                               $0.00
   2.   Principal Distribution per $1,000                                           $0.00
   3.   Interest Distribution per $1,000                                            $0.00

B.  Calculation of Class A-1 Interest Due
   1.   Class A-1 related Note Rate                                             5.106000%
   2.   Class A-1 principal balance - beginning of period                           $0.00
   3.   Accrual convention                                                     Actual/360
   4.   Days in Interest Period
                                                                                       29
   5.   Class A-1 interest due                                                      $0.00
   6.   Class A-1 interest paid                                                     $0.00
   7.   Class A Interest Carryover Shortfall with respect to Class A-1              $0.00
   8.   Class A-1 unpaid interest with respect to the Distribution Date             $0.00

C.  Calculation of Class A-1 principal balance
   1.  Class A-1 principal balance - beginning of period                            $0.00
   2.  Class A-1 principal - amount due                                             $0.00
   3.  Class A-1 principal - amount paid                                            $0.00
   4.  Class A-1 principal balance - end of period                                  $0.00
   5.  Class A Principal Carryover Shortfall with respect to Class A-1              $0.00
   6.  Class A-1 unpaid principal with respect to the Distribution Date             $0.00
   7.  Class A-1 Notes as a percentage of the total Notes outstanding on        0.000000%
the Distribution Date
   8.  Class A-1 Notes as a percentage of the Pool Balance on the               0.000000%
Distribution Date

(b) Class A-2
A.   Information Regarding Distributions
   1.   Total Distribution per $1,000                                             $105.01
   2.   Principal Distribution per $1,000                                         $100.52
   3.   Interest Distribution per $1,000                                            $4.49

B.  Calculation of Class A-2 Interest Due
   1.    Class A-2 related Note Rate                                            5.719000%
   2.   Class A-2 principal balance - beginning of period                 $175,601,643.07
   3.   Accrual convention                                                     Actual/360
   4.   Days in Interest Period
                                                                                       29
   5.   Class A-2 interest due                                                $808,991.89
   6.   Class A-2 interest paid                                               $808,991.89
   7.   Class A Interest Carryover Shortfall with respect to Class A-2              $0.00
   8.   Class A-2 unpaid interest with respect to the Distribution Date             $0.00

C.  Calculation of Class A-2 principal balance
   1.  Class A-2 principal balance - beginning of period                  $175,601,643.07
   2.  Class A-2 principal - amount due                                    $18,115,494.43
   3.  Class A-2 principal - amount paid                                   $18,115,494.43
   4.  Class A-2 principal balance - end of period                        $157,486,148.64
   5.  Class A Principal Carryover Shortfall with respect to Class A-2              $0.00
   6.  Class A-2 unpaid principal with respect to the Distribution Date             $0.00
   7.  Class A-2 Notes as a percentage of the total Notes outstanding on       31.973887%
the Distribution Date
   8.  Class A-2 Notes as a percentage of the Pool Balance on the              20.942896%
Distribution Date
   9.  Class A-1 and A-2 Notes as a percentage of the Pool Balance on          20.942896%
the Distribution Date

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(c) Class A-3
A.   Information Regarding Distributions
   1.   Total Distribution per $1,000                                               $5.28
   2.   Principal Distribution per $1,000                                           $0.00
   3.   Interest Distribution per $1,000                                            $5.28

B.  Calculation of Class A-3 Interest Due
   1.    Class A-3 related Note Rate                                            6.330000%
   2.    Class A-3 principal balance - beginning of period                $156,010,000.00
   3.    Accrual convention                                                        30/360
   4.   Class A-3 interest due                                                $822,952.75
   5.   Class A-3 interest paid                                               $822,952.75
   6.   Class A Interest Carryover Shortfall with respect to Class A-3              $0.00
   7.   Class A-3 unpaid interest with respect to the Distribution Date             $0.00

C.  Calculation of Class A-3 principal balance
   1.  Class A-3 principal balance - beginning of period                  $156,010,000.00
   2.  Class A-3 principal - amount due                                             $0.00
   3.  Class A-3 principal - amount paid                                            $0.00
   4.  Class A-3 principal balance - end of period                        $156,010,000.00
   5.  Class A Principal Carryover Shortfall with respect to Class A-3              $0.00
   6.  Class A-3 unpaid principal with respect to the Distribution Date             $0.00
   7.  Class A-3 Notes as a percentage of the total Notes outstanding on       31.674189%
the Distribution Date
   8.  Class A-3 Notes as a percentage of the Pool Balance on the              20.746594%
Distribution Date
   9.  Class A-1, A-2 and A-3 Notes as a percentage of the Pool Balance        41.689490%
on the Distribution Date

(d) Class A-4
A.   Information Regarding Distributions
   1.   Total Distribution per $1,000                                               $5.54
   2.   Principal Distribution per $1,000                                           $0.00
   3.   Interest Distribution per $1,000                                            $5.54

B.  Calculation of Class A-4 Interest Due
   1.    Class A-4 related Note Rate                                            6.650000%
   2.    Class A-4 principal balance - beginning of period                $179,050,000.00
   3.    Accrual convention                                                        30/360
   4.   Class A-4 interest due                                                $992,235.42
   5.   Class A-4 interest paid                                               $992,235.42
   6.   Class A Interest Carryover Shortfall with respect to Class A-4              $0.00
   7.   Class A-4 unpaid interest with respect to the Distribution Date             $0.00

C.  Calculation of Class A-4 principal balance
   1.  Class A-4 principal balance - beginning of period                  $179,050,000.00
   2.  Class A-4 principal - amount due                                             $0.00
   3.  Class A-4 principal - amount paid                                            $0.00
   4.  Class A-4 principal balance - end of period                        $179,050,000.00
   5.  Class A Principal Carryover Shortfall with respect to Class A-4              $0.00
   6.  Class A-4 unpaid principal with respect to the Distribution Date             $0.00
   7.  Class A-4. Notes as a percentage of the total Notes outstanding         36.351924%
on the Distribution Date
   8.  Class A-4 Notes as a percentage of the Pool Balance on the              23.810510%
Distribution Date
   9.  Class A-1, A-2, A-3 and A-4 Notes as a percentage of the Pool           65.500000%
Balance on the Distribution Date



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